UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 6, 2015

MANITEX INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Michigan	001-32401	42-1628978
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9725 Industrial Drive, Bridgeview, Illinois 60455

(Address of Principal Executive Offices) (Zip Code)

(708) 430-7500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Company and its Banks Amend Credit Agreement

Manitex International, Inc. (the “Company”) and certain of its subsidiaries currently are parties to a credit agreement (the “Credit Agreement”) with Comerica Bank (“Comerica”) and Fifth Third Bank (collectively the “Banks”). On January 6, 2015, the Company and the Banks entered into Amendment No. 6 to the Credit Agreement (the “Amendment”). The principal modification to the Credit Agreement resulting from the Amendment is the express authorization from the Banks for the Company to enter into the Note Purchase Agreement, which is described below.

The above summary of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Company enters into $15 million Note Purchase Agreement

On January 7, 2015, the Company entered into a Note Purchase Agreement (the “Note Purchase Agreement”) with MI Convert Holdings LLC (which is owned by investments funds constituting part of the Perella Weinberg Partners Asset Based Value Strategy) and Invemed Associates LLC (together, the “Investors”), pursuant to which the Company agreed to issue $15 million in aggregate principal amount of convertible notes due 2021 (the “Notes”) to the Investors. The Notes will be subordinated, will carry a 6.50% per annum coupon, and will be convertible, at the holder’s option, into Company common stock, based on an initial conversion price of $15.00 per share, subject to customary adjustments. Upon the occurrence of certain fundamental corporate changes, the Notes are redeemable at the option of the holders of the Notes. The Notes shall not be redeemable at the Company’s option prior to the maturity date, and the payment of principal is subject to acceleration upon an event of default. The issuance of the Notes by the Company was made in reliance upon the exemptions from registration provided by Rule 506 and Section 4(2) of the Securities Act of 1933.

In connection with the issuance of the Notes, on January 7, 2015, the Company entered into a Registration Rights Agreement with the Investors (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company has agreed to register the resale of the shares of common stock issuable upon conversion of the Notes. The Company has agreed to file with the SEC a registration statement covering such resale within 45 days after the date of the issuance of the Notes. If certain of its obligations under the Registration Rights Agreement are not met, the Company has agreed to make pro-rata liquidated damages payments to each Investor.

The description of the Notes, the Note Purchase Agreement and the Registration Rights Agreement set forth above is not complete and is qualified in its entirety by reference to the form of the Notes, and the full text of the Note Purchase Agreement and the Registration Rights Agreement, which are attached as Exhibits 4.1, 10.1 and 10.2, respectively, to this Current Report on
Form 8-K.

A copy of the press release issued by the Company announcing the issuance of the Notes, and certain related matters, is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Company enters into a new $71 million credit facility

On January 9, 2015, the Company and its U.S. subsidiaries (together, the “U.S. Borrowers”), and its Canadian subsidiary, Manitex Liftking ULC (“Liftking”), as the Canadian Borrower, entered into an amended and restated credit agreement (the “New Credit Agreement”) with the Banks. Comerica is serving as the U.S. Agent for Banks, Administrative Agent and Sole Lead Arranger, and through its Toronto branch, is serving as Canadian Agent for all Canadian Lenders.

The New Credit Agreement provides the Company with financing of $71 million (the “Financing”) comprised of (a) a $45 million Senior Secured Revolving Credit Facility to the U.S. Borrowers (“U.S. Revolver”), (b) a $14 million Secured Term Loan to the U.S. Borrowers (“Term Loan”) and (c) a $12 million (or the Canadian dollar equivalent amount) Senior Secured Revolving Credit Facility to the Canadian Borrower (“Canadian Revolver”). The three aforementioned credit facilities each mature on August 19, 2018. The New Credit Agreement amends and restates the existing Credit Agreement.

The proceeds from the U.S. Revolver and the Canadian Revolver are being used to finance working capital and for general corporate purposes of the Company and its subsidiaries and to fund a portion of the purchase price to be paid in connection with the Company’s previously announced acquisition of PM Group s.p.a. The proceeds from the Term Loan will also be used to fund a portion of the acquisition of PM Group s.p.a. together with related expenses and bank fees related to the Financing.

Fees

Under the terms of the Credit Agreement, the Company is required to pay customary closing fees for a credit facility of this size and type.

Reaffirmation of Guarantee & Security Agreements

On August 19, 2013, the Company, the U.S. Borrowers individually, Manitex LLC and Liftking, Inc. provided a guaranty (the “Guaranty”) to Comerica which unconditionally jointly and severally guarantees all the U.S. and Canadian Borrowers obligations under the Credit Agreement. In connection with the New Credit Agreement the obligations under the Guaranty were reaffirmed by the parties thereto.

Also on August 19, 2013, the Company, the U.S. Borrowers individually, Manitex LLC and Liftking, Inc. executed a security agreement (“U.S. Security Agreement”) in favor of Comerica, as the U.S. and Canadian Agent for the U.S. and Canadian Lenders which gave the lenders a security interest in substantially all the tangible and intangible assets of the Company and its subsidiaries located in the United States, except for real estate and equipment located at the Company’s Elk Point South Dakota facility and leased equipment. Additionally, the Company pledged the stock of all stock of all its U.S. subsidiaries and 65% of the shares of Manitex Liftking ULC. In connection with the New Credit Agreement the obligations under the US Security Agreement were amended and reaffirmed by the parties thereto.

The above summary of the New Credit Agreement is qualified in its entirety by reference to the full text of the New Credit Agreement, which is attached as Exhibit 10.4 to this Current Report on Form 8-K and incorporated by reference herein.

A copy of the press release issued by the Company announcing the issuance of the Notes, the execution of the New Credit Agreement and certain related matters is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off- Balance Sheet Arrangement of a Registrant.

The information set forth under the headings “Company enters into $15 million Note Purchase Agreement” and “Company enters into new $71 million credit facility” in Item 1.01 above is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth under the heading “Company enters into $15 million Note Purchase Agreement” in Item 1.01 above is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Current Report on Form 8-K.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b) Pro Forma Financial Information.

Not applicable.

(c) Shell Company Transactions.

Not applicable.

(d) Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANITEX INTERNATIONAL, INC.

By:	/S/ DAVID H. GRANSEE
Name:	David H. Gransee
Title:	Vice President and CFO

Date: January 12, 2015

EXHIBIT INDEX

Exhibit Number	Description

4.1	Form of Convertible Promissory Note (included in Exhibit 10.2).

10.1	Amendment No. 6 to Credit Agreement dated as of January 6, 2015 by and among Manitex International, Inc., Manitex, Inc., Manitex Sabre, Inc., Badger Equipment Company and Manitex Load King, Inc. as the U.S. Borrowers, Manitex Liftking ULC, as the Canadian Borrower, The Other Persons Party hereto that are designed as Lenders, Comerica Bank, a U.S. Lender, a US Issuing Lender, the U.S. Swing Line Lender and as U.S. Agent, Comerica as a Canadian Lender, a Canadian Issuing Lender and the Canadian Swing Line Lender and as Canadian Agent, Fifth Third Bank, as a US Lender and HSBC Bank USA, N.A., as a US Lender.

10.2	Note Purchase Agreement, dated as of January 7, 2015, by and among Manitex International, Inc., MI Convert Holdings LLC and Invemed Associates LLC.

10.3	Registration Rights Agreement, dated as of January 7, 2015, by and among Manitex International, Inc., MI Convert Holdings LLC and Invemed Associates LLC.

10.4	Amended and Restated Credit Agreement, dated as of January 9, 2015, by and among Manitex International, Inc., Manitex, Inc., Manitex Sabre, Inc., Badger Equipment Company and Manitex Load King, Inc. as the U.S. Borrowers, Manitex Liftking ULC, as the Canadian Borrower, the other persons party thereto that are designed as credit parties, Comerica Bank, for itself as U.S. Revolving Lender, a U.S. Term Lender, the U.S. Swing Line Lender and a U.S. L/C Issuer and as U.S. Agent for all lenders, Comerica through its Toronto branch, for itself, as a Canadian Lender and the Canadian Swing Line Lender and as Canadian Agent for all Canadian lenders, the other financial institutions party thereto, as lenders, Comerica Bank as Administrative Agent, Sole Lead Arranger and Sole Bookrunner.

99.1	Press release dated January 9, 2015.